UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 30, 2004


                  BEVERLY HILLS WEIGHT LOSS AND WELLNESS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                        000-28733               88-0430607
      (State or other                   (Commission           (I.R.S. Employer
jurisdiction of incorporation)          File Number)         Identification No.)


                      120 INTERNATIONAL PARKWAY, SUITE 120
                               HEATHROW, FL 32746
               (Address of principal executive offices) (zip code)


                                 (407) 333-8998
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective on December 30, 2004, John Martin resigned as our President and as a Director. Also effective on December 30, 2004, Michael D'Apolito resigned as a Director. Mr. Martin and Mr. D'Apolito have agreed to return to us for cancellation any shares of our common stock that they own on the effective date of their resignation; as of the date hereof they have not returned any of their shares for cancellation, however we anticipate that Mr. Martin's cancellation will result in the return of over 5,100,000 shares of common stock to our treasury.

      Effective on January 20, 2005, our Board of Directors appointed Tim Murray as our President. Mr. Murray became a member of our board of directors in May 2004. Mr. Murray was a licensed stock broker beginning in 1983, and has been an independent consultant since 1991, providing services in the area of investor relations. Mr. Murray is not a director of any other reporting issuers and has no family relationship with any of our other officers or directors. During the past two years, Mr. Murray has been a party to two consulting agreements with us. Under the first agreement, dated November 11, 2003, he was retained as our Director of Corporate Development for a period of one year, and received 500,000 shares of our restricted common stock for each six-month term. Under the second agreement, dated April 13, 2004, he was retained as our vice President of Corporate Development, and agreed to serve as a member of the Board of Directors. He received 500,000 shares of our restricted common stock, and is entitled to receive another 500,000 shares of our restricted common stock as of October 2004, which has not yet been issued. In addition, he has received 500,000 shares of our common stock from existing shareholders.

ITEM 9.01 EXHIBITS

ITEM NO.        DESCRIPTION
--------        -----------

10.1            Consulting Agreement with Tim Murray dated November 11, 2003

10.2            Consulting Agreement with Tim Murray dated April 13, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Beverly Hills Weight Loss and Wellness, Inc., a Nevada corporation


Dated: February 1, 2005            /s/  Tim Murray
                                   ---------------------------------------------
                                   By:  Tim Murray
                                   Its: President


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